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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CNE Group, Inc. (the "Registrant") on Form 10-KSB for the annual period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony
S. Conigliaro, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                      /s/ Anthony S. Conigliaro
                                                      -------------------------
                                                      Anthony S. Conigliaro
                                                      Chief Financial Officer
                                                      April 15, 2005